RESTAURANT LEASE



        PARTIES. This Lease, dated September 1, 1995, is made by and between Flamingo Restaurant Joint Venture, an Arizona joint venture, by and between 1030 East Flamingo, L.L.C., an Arizona limited liability company, and Las Vegas Garcia's Restaurant Limited Partnership, an Arizona limited partnership (such joint venture called "'Lessor" herein), and Performance Restaurants of Nevada, Inc., a Nevada corporation (herein called "Lessee").

1.       DEFINITIONS.

         1.1 As used in this Lease, the following terms have the following meanings:

                  1.1.1    Lessor's Mailing Address: c/o Sam Nocifera
                                            Arbitare Realty Corporation
                                            5080 North 40th Street, Suite 100
                                            Phoenix, Arizona 85018

                  1.1.2 Lessee's  Mailing  Address:  Performance  Restaurants of
                        Nevada, Inc.
                                             2425 East Camelback Road, Suite 620
                                             Phoenix, Arizona 85016

                  1.1.3 Premises - The real property generally located at 1030 East Flamingo, Las Vegas, Nevada, and more specifically described in Exhibit "A" hereto ('the Property"), together with the restaurant building and improvements constructed thereon ('the Premises") but excluding the furniture, fixtures, and equipment described in Exhibit "B" hereto.

                  1.1.4 Broker(s)

                           a. Lessor's Broker:  Arbitare Realty Corporation,  an
Arizona Real Estate Brokerage corporation ("Arbitare").

                           b. Lessee's Broker: Paragon Commercial Real Estate, a
Nevada Real Estate Brokerage corporation ("Paragon").

                           c. Lessor's Broker has disclosed to Lessor and Lessee
that Lessor's Broker is acting in this transaction as the agent of:

     [X]       Lessor           [ ]        both Lessor and Lessee.

             Lessor and Lessee each consent to such representation.

                  1.1.5 Commencement Date - The Term shall commence on September 1, 1995.

                  1.1.6 Term - The Term shall commence as of the Commencement Date and shall continue thereafter for a period of ten (10) years and four (4) months. There shall be two (2) option periods of five (5) years each, subject to the terms and conditions set forth In Section 3.2.

                  1.1.7 Base Rent - Commencing January 1, 1996, Base Rent shall be payable in the following amounts:

         January 1, 1996 - December 31, 1998:    $14,000,00 per month.
         January 1, 1999 - December 31, 2005:    $15,000.00 per month.

Base Rent shall accrue at the rate of $14,000.00 per month but not be payable during the four-month period prior to January 1, 1996. Base Rent accruing during the four-month period prior to January 1, 1996 shall be deemed waived


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on January 1, 1997 if Lessee is not then in default.  If Lessee  defaults at any time prior to January 1, 1997, and such default is not cured within the applicable cure period, all Base Rent accrued during the period prior to January 1, 1996 shall become immediately due and payable.

                  1.1.8    Annual Percentage Rental Rate - Six percent (6%).

                  1.1.9 Index - The United States Department of Labor Bureau of Consumer Price Index for All Urban Consumers, U.S. City Average, Subgroup "all items" (1982-84 = 100).

                  1.1.10 Rental Adjustment Dates - The Base Rent shall be adjusted on the first day of the first Option Period and the first day of the second Option Period ('the Rental Adjustment Dates") as set forth in Section 4.3.

                  1.1.11 Security Deposit - Twenty-Nine Thousand and No/100 Dollars ($29,000.00).

                  1.1.12 Use - Lessee shall use the Premises for the purpose of conducting a restaurant business, and for no other purpose without the prior written consent of Lessor, and shall operate its business on the Premises at all times under the trade name of "Bobby McGee's." Lessee shall, at Lessee's sole cost, comply with all requirements of municipal, state, and federal authorities now in force or which hereafter may be in force pertaining to the use of the Premises. Lessee shall not perform any acts or carry on any practices which may injure the building or be a nuisance and shall prevent the emission of foul or unpleasant odors from the Premises.

         Lessee shall commence its restaurant business on the Premises no later than January 1, 1995. Lessee shall not abandon, vacate, or surrender the Premises during the term hereof and shall, upon commencement of the restaurant business, use the Premises during the entire term with due diligence and efficiency, except while the Premises are untenantable by reason of fire or other casualty, so as to produce all of the gross sales which may be produced by such manner of operation. Subject to inability by reason of strikes or labor disputes, Lessee shall carry at all times a stock of food and beverages of such size, character, and quality as shall be reasonably dispensed in the ordinary course of the restaurant and bar business in the Las Vegas metropolitan area to produce the maximum return to Lessor and Lessee.

         Lessee agrees that, commencing with the date Base Rent is first due and payable hereunder and for the remainder of the Term, Lessee shall keep the restaurant and bar open and available for business continuously during the usual business hours of restaurants in the Las Vegas metropolitan area, except while the Premises are untenantable by reason of fire or other casualty.

         Lessee shall not conduct or permit to be conducted any auction, distress, or bankruptcy sales upon the Premises without the prior written consent of Lessor.

2.       PREMISES.

         2.1 PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor the Premises.

3.       TERM AND POSSESSION.

         3.1 TERM. The Lease shall be for the Term specified in Section 1.1.6, unless sooner terminated pursuant to any provision hereof.

         3.2 OPTION PERIODS. If Lessee has fully and faithfully performed all of its obligations under this Lease and is not then in default and if Lessee is in possession of the Premises and has not assigned all of its rights under this Lease, Lessee shall have the right and option to extend the Term of this Lease for one (1) additional period of five (5) years ("the First Option Period") by giving written notice to Lessor not less than six (6) months prior to the end of the initial term. Provided Lessee has fully and faithfully performed all of its obligations under this Lease and is not then in default and if Lessee is in possession of the Premises and has not assigned all of its rights under this Lease, Lessee shall also have the right and option to extend the Term of this Lease for a second period of five (5) years ("the Second Option Period") by giving written notice to Lessor not less than six (6) months prior to the end of the First Option Period. During any such option period, all of the terms and provisions hereof shall be applicable and shall remain in full force


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and effect,  except that the Base Rent shall be adjusted as set forth in Section
4.3.

         3.3 DELAY IN POSSESSION. If, for any reason, Lessor cannot deliver possession of the Premises to Lessee on the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the Term hereof, but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the premises is tendered to Lessee (provided, however, that if Lessor shall not have delivered possession of the premises within sixty (60) days from said Commencement Date, Lessor or Lessee may cancel this Lease by giving notice of such cancellation to the other in which event the parties shall be discharged from all obligations hereunder).

         3.4 EARLY POSSESSION. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth above.

4.       RENT.

         4.1 BASE RENT. Lessee shall pay to Lessor the Base Rent as specified in
Section 1.1.7 without any offset deduction except as may otherwise by expressly provided in this Lease (i.e., Section 5) on the first day of each month of the Term. Rent for any period during the Term which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

         4.2 PERCENTAGE RENT. In additional to the Base Rent, Lessee shall pay to Lessor at such time and in the manner hereinafter specified additional rent in an amount equal to the Percentage Rental Rate multiplied by the amount of gross sales made in, upon, or from the Premises during each six-month period described below, less the aggregate amount of the Base Rent previously paid by Lessee for said six-month period.

                  4.2.1 Within thirty (30) days after the end of each calendar month commencing January 1, 1996, Lessee shall furnish to Lessor a statement in writing, certified by Lessee to be correct, showing the total gross sales made in, upon, or from the Premises during the preceding calendar month. Within thirty (30) days after the end of each successive six (6) month period commencing January 1, and July 1 throughout the Term of this Lease, Lessee shall tender a payment to Lessor equal to said hereinabove stated percentage of the total monthly gross sales made in, upon, or from the Premises during such six
(6) month period, less the Base Rent for such six (6) month period, if previously paid. Said statement and payment shall be made with the succeeding month's regular rental payment.

                  4.2.2 The term "gross sales" as used in this Lease shall mean gross sales as determined in accordance with this paragraph. Gross sales shall include the dollar aggregate of: (a) the sales price of all food, beverages, goods, wares and merchandise sold, and the charges for all services performed, by Lessee or any licensees, concessionaires, and subtenants of Lessee from all business conducted on, in, at or from the Premises, whether such sales or charges are made for cash, by check, on credit or otherwise, without reserve or deduction for inability or failure to collect for the same, including, but not limited to, sales and service (i) where the orders therefor originate at and are accepted in the Premises, but delivery or performance thereof is made from or at any other place; (ii) made pursuant to mail, telegraph, telephone or other similar orders received or billed at or from the Premises; (iii) made by means of mechanical or other vending devices located on the Premises, but only to the extent that the proceeds from such sales are retained by Lessee and not paid over to the owner of any leased vending machines as rental therefor; or (iv) made as a result of transactions originating from whatever source which in the normal and customary course of operations would be credited or attributed to business at the Premises; (b) all moneys or other things of value received by Lessee or its licensees, concessionaires or subtenants from its or their operations which are neither included in or excluded from gross sales by the other provisions of this definition. There shall be deducted from the above sum in determining gross sales (a) the amount of cash or credit refunds made upon, but not in excess of, transactions previously included within gross sales for merchandise returned by the purchaser and accepted by Lessee, and (b) the amount of cash or credit discounts from Lessee's regular published prices for any food, beverage, or service sold to a customer which Lessee has allowed for the sole purpose of acquiring or maintaining goodwill for Lessee's business conducted on the Premises; and (c) the amount recorded by Lessee as sales for employee meals for which no consideration was received from the employees, but only to the extent such amount was previously


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
included within gross sales. "Gross sales" shall not include the exchange of merchandise between restaurants of Lessee where such exchanges are made solely for the convenient operation of Lessee's business; returns to shippers or manufacturers; sales of fixtures after use thereof; tips and other compensation paid directly by customers to employees of the restaurant business to be conducted on the Premises or designated for such employees on credit card charge slips; the amount of any fixed, but separately stated, service charge added by Lessee to the cost of food and beverages and collected by Lessee from its customers, but only to the extent that the funds collected from such charge (a) do not exceed fifteen percent (15%) of the cost of the food and beverages with respect to which such charge is attributable and (b) are segregated for, and actually paid to, employees providing the services to which the charges are attributable; the amount of any city, county, state or federal sales, luxury or excise tax which is added to the selling price or absorbed therein and also paid to the taxing authority by Lessee; or gaming revenues from slot machines, video poker games, or similar types of gaming devices. No franchise or capital stock tax and no income or similar tax based upon income, profits or gross sales as such shall be deducted from gross sales in any event whatsoever. Each charge or sale upon installment or credit shall be treated as a sale for the full price in the month during which such charge or sale shall be made, irrespective of the time when Lessee shall receive payment therefor. Anything in this definition to the contrary notwithstanding, Lessee may not permit any licensees, concessionaires, or subtenants to conduct any business in, on or about the Premises except with the written consent of Lessor pursuant to Article 12.

                  4.2.3 The term "restaurant business" as used in this Lease shall include the operation of a restaurant/nightclub as is currently operated by Lessee in its other locations under the trade name "Bobby McGee's" as well as a bar, take-out service, catering service and incidental activities on the Premises such as dancing, entertainment and games.

                  4.2.4 Lessee shall keep full, complete, and proper books, records, and accounts of its daily gross sales, both for cash and on credit, of each separate department, subtenant, and concessionaire operated at any time in the Premises. Lessor and its agents and employees shall have the right at any and all times, during the regular business hours, to examine and inspect all of the books and records of Lessee, including any sales tax reports pertaining to the business of Lessee conducted in, upon, or from the Premises, for the purpose of investigating and verifying the accuracy of any statement of gross sales. Lessor may once in any calendar year cause an audit of the business of Lessee to be made by an accountant of Lessor's selection and if the statement of gross sales previously made to Lessor shall be found to be inaccurate, then and in that event, there shall be an adjustment and one party shall pay to the other on demand such sums as may be necessary to settle in full the accurate amount of said percentage rent that should have been paid for the period or periods covered by such inaccurate statement or statements. Lessee shall keep all said records for a minimum of three (3) years. If said audit shall disclose an inaccuracy in favor of Lessee of greater than a three percent (3%) error with respect to the amount of gross sales reported by Lessee for the period of said report, then Lessee shall immediately pay to Lessor the cost of such audit; otherwise, the cost of such audit shall be paid by Lessor. If such audit shall disclose any willful or substantial inaccuracies Lessor may, in addition to any other remedies it may have for Lessee's breach of this Lease, terminate this Lease.

                  4.2.5 Notwithstanding the foregoing, any gross sales during the period prior to January 1, 1996 shall be added to gross sales for the six-month period ending June 30, 1996, for purposes of determining the percentage rent payable July 30, 1996. In addition, it shall be presumed that Lessee paid $14,000.00 per month Base Rent during such period for purposes of calculating the percentage rent payable July 30, 1996.

         4.3 BASE RENT ADJUSTMENT. The Base Rent set forth in Section 1.1.7 shall be adjusted on the Rental Adjustment Dates. Adjustments, if any, shall be based only upon increases (if any) in the Index, as set forth in Section 1.1.9. The Index in publication three (3) months before the Lease Term Commencement Date shall be the "Base Index." The Index in publication three (3) months before each Rental Adjustment Date shall be the "Comparison Index." As of each Rental Adjustment Date, the Base Rent payable monthly shall be determined by increasing the Initial Base Rent by a percentage equal to the percentage increase, if any, in the applicable Comparison Index over the Base Index. If the Comparison Index for any Rental Adjustment Date is equal to or less than the Comparison Index for any preceding Rental Adjustment Date (or the Base Index, in the case of the First Adjustment Date), the Base Rent for the ensuing period shall remain the amount of Base Rent payable monthly during the preceding period. When the Base Rent payable as of each Rental Adjustment Date is determined, Lessor shall promptly give Lessee written notice of such adjusted Base Rent. The Base Rent as so adjusted from time to time shall be the "Minimum Rent" for all purposes under this Lease, if at any Rental Adjustment Date the Index no longer exists in the form described in this Lease, Lessor may substitute any substantially equivalent official Index published by the Bureau of Labor Statistics or


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
its successor. Lessor shall use any appropriate conversion factors to accomplish such substitution. The substitute Index shall then become the "Index" hereunder.

         4.4 OPERATING EXPENSES. Lessee shall pay during the Term, in addition to the Base Rent and percentage rent, all expenses relating to the operation of the Premises, including but not limited to:

                           a. all expenses incurred in the operation, maintenance, repair and replacement of the following: (i) parking areas; (ii) trash disposal services; (iii) landscaping; (iv) fire detection systems, including sprinkler system maintenance and repair; (v) security services; (vi) the heating, air conditioning, and fire protection systems and equipment including fire sprinklers, including the cost of a preventive maintenance contract which Lessor may procure, and (vii) any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

                            b. the deductible portion of an insured loss concerning the Premises;

                            c. the cost of the premiums for the liability and property insurance policies to be maintained by Lessor under Section 8 hereof;

                            d. the amount of the real property tax paid by Lessor under Section 10 hereof;

                            e. the cost of water, gas, electricity and any other utility servicing the Premises;

                            f. any other cost and expense to Lessor which is fairly and equitably attributable to the Premises.

                  4.4.1 The inclusion of improvements, facilities and services set forth in Section 4.4.1.a as being within the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either provide said improvements or facilities or to provide those services unless the Lessor already provides the services or Lessor has agreed elsewhere in this Lease to provide the same or some of them. Lessor shall not be liable for damages or loss of any kind caused by accident, breakage, repairs, strikes, lockout or other labor disturbances or disputes of any character or by any other cause beyond the reasonable control of Lessor.

                  4.4.2 Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expense is transmitted to Lessee by Lessor. At Lessor's option, however, Lessee's Share of annual Operating Expenses may be estimated by Lessor from time to time and the same shall be payable monthly on the same day as the Base Rent is due hereunder. If Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall transmit to Lessee within sixty
(60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this Section 4.4.2 for said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after transmittal by Lessor to Lessee of said statement.

         4.5 TAX. Lessee shall be liable for any tax (now or hereafter imposed by any governmental entity) applicable to or measured by or on the rents or any other charges payable by Lessee under this Lease, including but not limited to any commercial rental tax, transaction privilege tax or excise tax with respect to the rent or other charges or the possession, leasing, operation, use or occupancy of the Premises, but not including any net income, franchise, capital stock, estate or inheritance taxes. Lessee shall pay to Lessor at the same time as Lessee pays its monthly installment of rent and at the same time as Lessee pays to Lessor any other sum of money hereunder upon which the aforementioned tax is imposed, an amount equal to such tax. Without limiting the foregoing, Lessee shall also be liable and responsible for payment of any taxes or license fees relating to gaming on the Premises.

5.       SECURITY  DEPOSIT.   A  $15,000.00  portion  of  the  Security  Deposit
specified in Section 1.1.11 is being held by Paragon and shall be applied as set forth in Section 15. Lessee shall deposit with Lessor upon execution hereof


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the remaining  $14,000.00  portion of the Security Deposit  specified in Section
1.1.11 as security for Lessee's faithful performance of Lessee's obligations hereunder. Lessor shall apply such $14,000.00 toward payment of Base Rent due and payable January 1, 1996 if Lessee is not then in default. If Lessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall, within ten (10) days after the date of written demand therefor, deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the Base Rent shall, from time to time, increase during the Term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth In Section 4. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit or so much thereof as has not theretofore been applied by Lessor shall be returned, without payment of interest or other Increment for its use to Lessee (or at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the Term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said security deposit.

6.       USE.

         6.1 USE. The Premises shall be used and occupied only for the use specified in Section 1.1.12.

         6.2 COMPLIANCE WITH LAW. Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record and requirements of any fire insurance underwriters or rating bureaus now in effect or which may hereafter come into effect relating in any manner to the Premises and/or the occupation and use by Lessee of the Premises. Lessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance. Lessee shall, at Lessee's expense, further comply with the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Responsibility Compensation and Liability Act, and the Americans With Disabilities Act insofar as such Acts or any of them relate to Lessee's use and occupancy of the Premises.

         Lessee shall also, at Lessee's expense, promptly comply with all applicable statutes, rules, ordinances, regulations, orders, covenants, and restrictions of record concerning or relating to gaming activities on the Premises.

         6.3      CONDITION OF PREMISES.

                  6.3.1 Lessor shall deliver the Premises to Lessee In "'As-Is" condition, without any representations or warranties.

                  6.3.2 Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed hereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.       MAINTENANCE.

         7.1 LESSOR'S OBLIGATIONS. Except as otherwise set forth in this Lease, Lessor, at Lessor's expense, shall keep in good condition and repair the foundations, exterior walls and roof structure of the Premises. Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises nor perform any other maintenance, repair and/or replacement not specifically the obligation of Lessor pursuant to this Lease. Lessor shall have no obligation to make repairs under this Section 7.1 until Lessor has received written notice from Lessee of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the


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
right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. With respect to damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, agents, independent contractors or invitees, Lessor shall have the right, but not the obligation, to make such repairs and/or replacements as may be necessary or required by reason of such damage and all such costs and expenses so incurred by Lessor in connection therewith, together with interest thereon at the rate of eighteen percent (18%) per annum, from the date of expenditure by Lessor until paid by Lessee, shall become due and payable as additional rent to Lessor, together with Lessee's next rental installment. Lessor may require as a condition to Lessor's obligation to commence repairs and/or replacements that Lessee deposit with Lessor within twenty (20) days after Lessor sends Lessee a statement therefor in an amount that Lessor estimates will be necessary to pay for such costs and expenses. If the amount deposited by Lessee is greater than the actual amount expended by Lessor, the difference thereof shall be credited by Lessor to Lessee against the next payment due Lessor from Lessee pursuant to this Lease. If the amount deposited by Lessee is less than the amount expended by Lessor, Lessee shall pay the deficiency to Lessor upon demand. If Lessee fails to pay any amount required pursuant to this paragraph, all of Lessor's cost and expenses in connection with such repairs and/or replacements or the amount of any deficiency shall bear interest at the rate of eighteen percent (18%) per annum from the date of expenditure by Lessor until repaid by Lessee. Lessor shall not be liable for and Lessee shall not be entitled to any abatement of rent with respect to any injury to or any interference with Lessee's business arising from any repair, maintenance, alteration or improvement in business arising from any repair, maintenance, alteration or improvement in or to any portion of the Premises.

         7.2      LESSEE'S OBLIGATIONS.

                  7.2.1 Except for the items to be maintained by Lessor as set forth in Section 7.1, Lessee, at Lessee's expense, shall keep in good condition and repair the Premises and every part thereof including, without limiting the generality of the foregoing, all plumbing, electrical and lighting facilities and equipment, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass and skylights located within the Premises and shall perform any other maintenance, repair and/or replacement not specifically the obligation of Lessor pursuant to this Lease.

                  7.2.2 On the last day of the Term hereof or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, broom clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall leave the space heaters, air conditioning, heating and plumbing servicing Utility Installations on the Premises in good operating condition.

         7.3 TENANT IMPROVEMENTS. Lessee shall be responsible for all tenant improvements. Lessee shall submit to Lessor on or before September 10, 1995 three (3) sets of Lessee's proposed construction plans and specifications for all tenant improvements to be constructed in the Premises and within seven (7) working days after receipt of Lessee's plans and specifications Lessor shall either: (a) evidence Its approval by endorsement on one (1) set of said plans and specifications and return such signed or initialled set to Lessee (whereupon such approved preliminary plans and specifications shall then constitute the final plans and specifications for the tenant improvement work, although such plans may subsequently be amended by Lessee with Lessor's prior approval, which approval shall be given or refused within seven (7) working days after receipt of such amended plans and specifications); or (b) refuse such approval if Lessor shall determine that the same (i) do not conform to the standards of design, motif, and decor established or adopted by Lessor for the Premises; (ii) would subject Lessor or the Premises to any additional cost, expense, liability, violation, fine, penalty, or forfeiture; (iii) would adversely affect the reputation, character, or nature of the Premises; (iv) would provide for or require any installation of work which is or might be unlawful, create an unsound or dangerous condition, or adversely affect the structural soundness of the Premises or the building; or (v) interfere with or abridge the use and enjoyment of any adjoining or other properties. If Lessor refuses approval, Lessor shall advise Lessee within such seven (7) day working period of those revisions and corrections which Lessor requires and Lessee shall, within ten
(10)  days   thereafter,   submit   three  (3)  sets  of   proposed   plans  and
specifications, as so revised or corrected, to Lessor for its approval in accordance with this paragraph.

         All tenant improvements in the Premises ("Lessee's Work") shall be furnished and installed by Lessee's general contractor or other contractor employed by Lessee upon the following terms and conditions:

                  7.3.1 Lessee's contractor must be approved by Lessor, which approval will not be unreasonably


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
withheld;

                  7.3.2 Prior to commencement of Lessee's Work, Lessee's contractor shall deliver to Lessor a true, accurate, and complete list of all subcontractors, suppliers, and materialmen who will be utilized for Lessee's Work, which list will be certified by Lessee to be true, correct, and complete;

                  7.3.3 Lessee shall perform and complete Lessee's Work in accordance with the plans and specifications approved by Lessee and Lessor in accordance with this Section. Lessee's Work shall be performed and completed at Lessee's sole cost and expense by Lessee's contractor;

                  7.3.4 Lessor may require Lessee to provide a lien and completion bond for Lessee's Work and/or also to present lien waivers to Lessor for services or materials used in performing Lessee's Work. Upon approval of the plans and specifications for Lessee's Work in accordance with the provisions of this Section, Lessee shall thereafter, through its general contractor, commence and diligently pursue completion of Lessee's Work;

                  7.3.5 No improvements shall be installed by Lessee unless and until (i) Lessor has approved the plans and specifications therefor as provided in this Section, and (ii) Lessee has submitted to Lessor certificates of insurance evidencing that Lessee's general contractor has in full force and effect, with Lessor named as an additional insured, contractor's general and automobile liability insurance coverage and workmen's compensation insurance against liability arising from claims of workmen in amounts and with insurers with an A or better rating in the most recent Best's Insurance guide or approved by Lessor, which approval will not be unreasonably withheld. Lessee shall cause the insurance described in subparagraph (ii) to be maintained during the period any construction Is being performed on the Premises and such Insurance shall be In addition to that required by Section 8 below;

                  7.3.6 Lessor is hereby granted the right, but not the obligation, to inspect the Premises from time to time at reasonable times during construction of Lessee's Work, so long as such entry does not adversely interfere with the work of Lessee's contractor and subcontractors. Any inspection by Lessor shall not be a representation by Lessor that there has been or will be compliance with the plans and specifications for Lessee's Work or that the construction is free from defective materials or workmanship, nor shall any inspection by Lessor constitute approval of any certification given to Lessor.

         7.4      ALTERATIONS AND ADDITIONS.

                  7.4.1 Except as set forth in Section 7.3, Lessee shall not, without Lessor's prior written consent, make any alterations, additions, or Utility Installations in, on or about the Premises except for nonstructural alterations to the Premises not exceeding Twenty Thousand Dollars ($20,000.00) in cumulative costs, during the Term of this Lease. In any event, whether or not in excess of Twenty Thousand Dollars ($20,000.00) in cumulative cost, Lessee shall make no change or alteration to the Premises without Lessor's prior written consent, which may be given or withheld at Lessor's sole and absolute discretion. As used in this Section 7.4, the term, "Utility Installation," shall mean air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, heating and plumbing. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements to insure Lessor against any liability for mechanics' and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior written approval of Lessor, Lessor may, at any time during the Term of this Lease, require that Lessee remove any or all of the same and restore the Premises to the condition that existed immediately prior to the alteration, improvement, addition or Utility Installations.

                  7.4.2 Any alterations, additions or Utility Installations in or about the Premises that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form, with detailed plans therefor. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee's acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

                  7.4.3 Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee or for use in the Premises, which claims are or may be secured by any mechanics' or


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
materialmen's lien against the Premises or Lessee's interest therein. Lessee shall give Lessor not less than ten (10) days notice in writing prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of nonresponsibility in or on the Premises or the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall at its sole expense, defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. Lessor may, however, require Lessee to procure, at Lessee's cost, a surety bond complying with the provision of A.R.S. ss. 33-1004 so as to discharge the Premises from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

                  7.4.4 Subject to Section 7.5, all alterations, additions and Utility Installations, and all equipment, machinery, and fixtures affixed to or installed in the premises, whether by Lessor or by Lessee, and whether at Lessor's expense or Lessee's expense, at Lessor's option, shall either (i) be the property of Lessor at the expiration or earlier termination of this Lease and shall not be removed at the expiration of the Term or earlier termination thereof or, (ii) be removed by Lessee at Lessee's sole cost and expense, and Lessee shall repair any damage occasioned to the Premises by reason of such removal. Any personal property of Lessee, including furnishings and trade fixtures installed by or at the expense of Lessee at the Premises (collectively, "Lessee's property") that are removable without damage to the Premises, shall be and remain Lessee's property and, at the expiration of the Term or earlier termination thereof, shall be removed by Lessee at Lessee's sole cost and expense. Lessee shall promptly repair any damage to the Premises resulting from such removal. Any of Lessee's property not removed from the Premises before the expiration of the Term or earlier termination thereof, at Lessor's option, shall either become the property of Lessor or may be removed by Lessor and Lessee shall pay to Lessor the cost of such removal and the cost to repair any damage occasioned to the Premises by reason of such removal within ten (10) days after delivery of a statement reflecting the costs of the removal and repair to Lessee. Any damage to the Premises or to the Premises resulting from Lessee's use of Lessee's property or of the alterations shall be repaired by Lessee at Lessee's expense or at Lessor's option by Lessor but at Lessee's expense.

         7.5 FURNITURE, FIXTURES AND EQUIPMENT. All furniture, fixtures, and equipment situated on or in the Premises constitute property of Lessor and are described In the inventory attached hereto as Exhibit "B" ("the Existing FF&E'). Lessor shall remain the sole and exclusive owner of the Existing FF&E throughout the Term of this Lease and any option period and it is mutually agreed that Lessee neither has nor shall acquire any ownership or leasehold interest in the Existing FF&E by virtue of this Lease. The Existing FF&E shall remain in the Premises during the Term of this Lease and shall not be disinstalled or removed from the Premises without Lessor's prior written consent.

8.       INSURANCE; INDEMNITY.

         8.1 LIABILITY INSURANCE - LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the Term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises. Such insurance shall be in an amount of not less than One Million Dollars ($1,000,000.00). The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

         8.2 LIABILITY INSURANCE - LESSOR. Lessor shall obtain and keep in force during the Term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor against liability arising out of the ownership, use, occupancy or maintenance of the Premises in an amount not less than $1,000,000.00 per occurrence.

         8.3 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the Term of this Lease a policy or policies of all risk insurance covering loss or damage to the Premises (but not Lessee's property, fixtures, equipment or tenant improvements) in such amount as Lessor may elect, but not to exceed the full replacement value thereof, as the same may exist from time to time. Lessor shall obtain and keep in force during the Term of this Lease such other insurance as Lessor deems advisable. In addition, Lessor may obtain and keep in force, during the Term of this Lease, a policy of rental loss insurance covering a period of one year, with loss payable to Lessor, which insurance may also cover all Operating Expenses for said period. In the event that the Premises shall suffer an insured loss as defined In Section 10.1.7 hereof, the deductible amounts under the insurance policies relating to the Premises shall be paid by Lessee.

         8.4 PAYMENT OF PREMIUM INCREASE. Lessee shall pay the entirety of any increase in the property insurance premium for the Premises over what it was immediately prior to the Commencement Date if the Increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

         8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least A, Class XII, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under Section 9.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

         8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises. Lessee shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease or arising from any act or omission of Lessee or any of Lessee's agents, independent contractors, employees, and/or invitees and from and against all costs, attorneys' fees, expenses and liabilities in the defense of any such claim or any action or proceeding brought thereon. If any action or proceeding is brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense, by counsel reasonably satisfactory to Lessor, and Lessor shall cooperate with Lessee in such defense. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons in, upon or about the Premises arising from any Cause and Lessee hereby waives all claims in respect thereto against Lessor.

         8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, agents, independent contractors and/or invitees or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electrical gas, water or rain or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or from any other cause, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee.

9.       DAMAGE OR DESTRUCTION.

         9.1      DEFINITIONS.

                  9.1.1 "Premises Partial Damage" shall mean, if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent (50%) of the then replacement cost of the Premises.

                  9.1.2 "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair Is fifty percent (50%) or more of the then replacement cost of the Premises.

                  9.1.3 "Premises Building Partial Damage" shall mean if the building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then replacement cost of the building.

                  9.1.4 "Premises Building Total Destruction" shall mean if the building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then replacement cost of the building.

                  9.1.5 "Insured Loss" shall mean damage or destruction which was covered by an event required to be covered by the insurance described in
Section 9. The fact that an Insured Loss has a deductible amount shall not make the loss an Uninsured Loss.

                  9.1.6 "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees.

         9.2      PREMISES PARTIAL DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

                  9.2.1 Insured Loss. Subject to the provisions of Sections 9,4 and 9.5, if at any time during the Term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall proceed diligently to cause a repair of such damage to the Premises (but not Lessee's fixtures, equipment, property or tenant Improvements) as soon as reasonably possible after Lessor has received the insurance proceeds, and this Lease shall continue in full force and effect.

                  9.2.2  Uninsured  Loss.  Subject to the provisions of Sections
9.4 and 9.5, if at any time during the Term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within sixty (60) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10 day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

         9.3 PREMISES TOTAL DESTRUCTION; PREMISES BUILDING TOTAL DESTRUCTION. Subject to the provisions of Sections 9.4 and 9.5, if at any time during the Term of this Lease there is damage, whether or not it is an Insured Loss, and which falls into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction (but not Lessee's fixtures, equipment, property or tenant improvements) as soon as reasonably possible after Lessor has received the insurance proceeds at Lessor's expense, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within sixty (60) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case, this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

         9.4      DAMAGE NEAR END OF TERM.

                  9.4.1 Subject to Section 9.4.2, if at any time during the last six (6) months of the Term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within sixty (60) days after the date of occurrence of such damage.

                  9.4.2 Notwithstanding Section 9.4.1, if Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than thirty (30) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage or Premises Building Partial Damage during the last six (6) months of the Term of this Lease. If Lessee duly exercises such option during said thirty (30) day period, Lessor shall, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment, property or tenant improvements) as soon as reasonably possible after receipt of the insurance proceeds, and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said thirty (30) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said thirty (30) day period by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the expiration of said thirty (30) day period, notwithstanding any term or provision in the grant of option to the contrary.

         9.5      ABATEMENT OF RENT; LESSEE'S REMEDIES.

                  9.5.1 In the event Lessor repairs or restores the Premises pursuant to the provisions of this Section 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair of restoration.

                  9.5.2 If Lessor shall be obligated to repair or restore the Premises under the provisions of this Section 9 and shall not commence such repair or restoration within one hundred eighty (180) days after such obligation shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

         9.6 TERMINATION ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Section 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor, Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

         9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.     REAL PROPERTY TAXES.

        10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in Section 10.2, applicable to the Premises subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of
Section 4.4, except as otherwise provided in Section 10.2.

        10.2 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed by reason of this transaction, any modifications or changes hereto or any transfers hereof.

        10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and buildings included within the tax parcel assessed, such portion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

        10.4      PERSONAL PROPERTY TAXES.

                  10.4.1 Lessee shall pay at least thirty (30) days prior to delinquency all taxes, license fees, charges and assessments assessed against and levied upon fixtures, equipment, leasehold improvements and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said fixtures, equipment, leasehold improvements and all other personal property of Lessee to be assessed and billed separately from the real property of Lessor.

                  10.4.2 If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered.

12.     ASSIGNMENT AND SUBLETTING.

        12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void and shall constitute a breach of this Lease without the need for notice to Lessee under Section 12.6.1. Any sale or other transfer, including transfer by consolidation, merger or reorganization, of twenty-five percent (25%) or more of the voting stock of Lessee if Lessee is a corporation or any sale or other transfer of twenty-five percent (25%) or more of the partnership interest in Lessee if Lessee is a partnership or twenty-five percent (25%) or more of the member interests of Lessee is a limited liability company shall be an assignment for the purpose of this Section 12.

         12.2 LESSEE AFFILIATE. Notwithstanding the provisions of Section 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee or to any corporation resulting from the merger or consolidation with Lessee or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate," provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, which consent shall not be necessary.

         12.3 TERMS AND CONDITIONS OF ASSIGNMENT. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the Base Rent, Operating Expenses and any other monetary sums payable by Lessee hereunder and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this
Section 12 or this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of a default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

         12.4 TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases: Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease, Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right to claim against such sublessee or Lessor for any rents so paid by said sublessee to Lessor.

         12.5 ATTORNEYS' FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do, then Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection therewith.

         12.6     PROCEDURE.

                  12.6.1 If Lessee desires to enter into an assignment or a sublease, Lessee shall request in writing ('the notice'), at least sixty (60) days before the effective date of the assignment or sublease, Lessor's consent to the assignment or sublease and provide the following: (i) the name of the proposed assignee, sublessee or occupant; (ii) the nature of the proposed assignee's, sublessee's or occupant's business to be carried an in the Premises;
(iii) the terms and provisions of the proposed assignment or sublease and (iv) such financial information concerning the proposed assignee, sublessee or occupant which Lessor shall have requested following its receipt of Lessee's request for consent.

                  12.6.2 At any time within forty-five (45) days after Lessor's receipt of the notice, Lessor may by written notice to Lessee elect either to
(i) consent to the proposed assignment or sublease, or (ii) refuse to consent to the proposed assignment or sublease. Lessor and Lessee agree (by way of example and not limitation) that it shall be reasonable for Lessor to withhold its consent if any of the following situations may exist: (i) the proposed transferee's use of the Premises conflicts with the permitted use under this Lease, (ii) in Lessor's reasonable business judgment, the proposed transferee lacks sufficient business reputation or experience to operate a successful business of the type and quality permitted under this Lease, (iii) Lessee is in default pursuant to this Lease, or (iv) the proposed transferee's financial condition at such time is less favorable than Lessee's financial condition as of the date of this Lease, or (v) the percentage rent that would be reasonably anticipated from the sales by the contemplated transferee would reasonably be expected to be less than that of Lessee hereunder.

                  12.6.3 Each assignee or other transferee shall assume all obligations of Lessee under this Lease and shall be and remain liable jointly and severally with Lessee for the payment of rent and all other monetary obligations hereunder and for the performance of all the terms, covenants, conditions and agreements herein contained on Lessee's part to be performed for the Term.

13.     DEFAULT; REMEDIES.

         13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

                  13.1.1 The vacating or abandonment of the Premises by Lessee.

                  13.1.2 The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of five (5) days after the date of written notice thereof from Lessor to Lessee.

                  13.1.3 The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described In Section 13.1.2 above, where such failure


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
shall continue for a period of thirty (30) days after the date of written notice thereof from Lessor to Lessee; provided, however that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                  13.1.4 (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becomes a "Debtor" as defined in 11 U.S.C. ss. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60)
days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. If any provision of this Section 13.1.4 is contrary to any applicable law, such provision shall be of no force or effect.

                  13.1.5 The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder was materially false.

         13.2 REMEDIES. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

                  13.2.1 Terminate this Lease, which said termination shall be evidenced, if at all, only by written notice to Lessee of termination.

                  13.2.2   Immediately   lock  out  and/or  reenter  and  resume
possession of the Premises or any part thereof (which said lock out and/or reentry and resumption shall not operate to terminate this Lease), without compensation to Lessee for any improvements placed upon the Premises, and at Lessor's option to seize all personal property, furnishings, inventory, equipment and any other property of Lessee upon the Premises (the "Lessee's Personal Property") and cause the Lessee's Personal Property to be removed and stored in a public or private warehouse or elsewhere at Lessor's sole and absolute discretion at the cost of and for the account of Lessee, all without service of notice of resort to legal process and without being deemed guilty of wrongful eviction, forcible entry, trespass or conversion, or becoming liable for any loss or damage that may be occasioned thereby. In the event of any default by Lessee under this Lease, Lessee hereby appoints Lessor as its attorney-in-fact to lock out and/or reenter and resume possession of the Premises and seize and take possession of the Lessee's Personal Property and cause the Lessee's Personal Property to be removed and stored in a public or private warehouse or elsewhere at Lessor's sole and absolute discretion at the cost of Lessee.

                  13.2.3 Lessor may, in its own name but acting as agent for Lessee, relet the Premises or any part thereof for such term or terms (which may be greater or less than the period that would otherwise have constituted the balance of the Term of this Lease) and on such conditions (which may include concessions, such as by way of illustration, but not of limitation, free rent and alteration of Premises) as Lessor may, in its sole and absolute discretion, deem appropriate and may collect and receive the rents therefor. Lessor shall in no way be responsible or liable for any failure to relet the Premises or any part thereof or any failure to collect any rent due under such reletting. Should Lessor have re-entered and resumed possession of the Premises or any part thereof without terminating this Lease, the rentals received by Lessor from such reletting shall be applied to the following in such order and in such amounts as Lessor may, in its sole and absolute discretion, deem appropriate: (i) to the payment of any indebtedness, other than rent, due hereunder from Lessee to Lessor; (ii) to the payment of rent due and unpaid hereunder; (iii) to the payment of any costs of such reletting, including but not limited to, broker's commissions, attorneys' fees and other expenses incurred by Lessor in reentering and reletting the Premises; (iv) to the payment of the cost of any alterations and repairs to the Premises; and the residue, if any, shall be held by Lessor and applied in payment of the above. Should any rental received from such reletting during any month be less than that required to satisfy items (i) through (iv), inclusive, then Lessee agrees to pay such deficiency to Lessor upon demand. If no rental is received during any month, Lessee agrees to pay such sums of money as is necessary to satisfy items (i) through (iv), inclusive. Such sums shall be calculated and paid monthly on the date on which the rent under this Lease became due and payable. Lessor may elect to bring an action to recover from Lessee for damages caused by Lessee's breach of the Lease. The filing or prosecution of any such action shall not be construed as a termination of this Lease.

                  13.2.4 If this Lease is terminated, Lessor at any time thereafter may bring an action to recover from Lessee damages caused by Lessee's breach of this Lease. Lessee agrees that such damage will include, but not be limited to, all unpaid rent and other charges required or which would be required to be paid by Lessee had this Lease not be terminated. If the Premises are relet by Lessor for and on behalf of the Lessee, the net proceeds of such reletting after deducting any and all expenses incurred will be credited against amounts owed by Lessee to Lessor under this Lease if judgment had not been entered or will be considered a partial satisfaction of judgment if judgment has been recovered against Lessee. Expenses incurred to relet the Premises include, but are not limited to, all repossession costs, brokerage and management commissions, attorneys' fees, alteration costs, free rent and expenses associated with preparation for such reletting.

                  13.2.5 To recover from Lessee all expenses including attorneys' fees as may be determined by the court without a jury, incurred by Lessor in recovering possession of the Premises and caring for the Premises and any part thereof while vacant. In the event Lessor employs the services of an attorney by reason of Lessee's breach, then any such breach shall, notwithstanding any action taken by Lessee, not be deemed fully cured until such time as Lessee has also paid to Lessor an amount equal to the attorneys' fees incurred by Lessor by reason of Lessee's default.

                  13.2.6 The term "rent" as used herein shall be deemed to be and to mean the Base Rent, percentage rent, if applicable, and in such connection the amount of percentage rent shall be the highest amount paid by Lessee for any six-month period during the Lease term, Lessee's share of Operating Expenses, real property taxes, and all other sums required to be paid by Lessee pursuant to the terms of this Lease.

                  13.2.7 Lessor shall have the right, but not the obligation, immediately or at any time after the event of any act of default hereunder by Lessee without notice, written or otherwise, to cure such default for the account and at the expense of Lessee. If Lessor at any time by reason of any such default, is compelled to pay, or elects to pay, any sum of money or to do any act that will require the payment of any sum of money, or is compelled or elects to incur any expense, including attorneys' fees, in instituting or prosecuting or defending any action or proceeding to enforce any of Lessor's rights hereunder or otherwise, Lessor may recover the sum or sums so paid by Lessor together with interest at the rate of eighteen percent (18%) per annum from the date of expenditure by Lessor until repaid by Lessee.

                  13.2.8 No termination of this Lease by forfeiture or otherwise nor taking or recovering possession of the Premises, shall deprive Lessor of any other action, right or remedy against Lessee.

         13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, and in no event earlier than thirty (30) days after receipt by Lessor of written notice from Lessee, specifying wherein Lessor has failed to perform such obligations; provided, however, that if the nature of Lessor's obligations is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. Lessee agrees to give any mortgagee and/or deed of trust holder by certified mail a copy of any notice of default given by Lessee to Lessor, provided that before such notice Lessee has been notified in writing (by way of notice of assignment of rents and leases or otherwise) of the address of such mortgagee and/or deed of trust holder, Lessee further agrees that if Lessor has failed to cure such default within the time period provided in this Lease, that the mortgagees and/or deed of trust holders shall have an additional thirty (30) days within which to cure such default; or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being diligently pursued.

         13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of Base Rent, Operating Expenses or any other sum due from Lessee shall not be received by Lessor or Lessor's designee on the due date, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding Section 4.1 of any other provision of this Lease to the contrary.

         13.5 LESSEE'S BANKRUPTCY OR INSOLVENCY. If the Lessor is not permitted to terminate this Lease as hereinabove provided because of the provisions of the United States Code relating to bankruptcy, as amended ("Bankruptcy Code"), then Lessee as a Debtor-in-possession, or any trustee for Lessee, agrees promptly, within no more than fifteen (15) days after request by Lessor to the Bankruptcy Court or to any court of competent jurisdiction, to assume or reject this Lease and Lessee on behalf of itself, and any trustee, agrees not to seek or request an extension or adjournment of any application to assume or reject this Lease by Lessor with such court. In such event, Lessee or any trustee for Lessee may only assume this Lease if it (a) cures or provides adequate assurance that all defaults thereunder will be cured promptly, and, with respect to any monetary defaults, cures by making a lump sum payment in cash or cash equivalent, (b) compensates or provides adequate assurance that Lessee or any trustee for Lessee will promptly compensate Lessor for any actual pecuniary loss to Lessor resulting from Lessee's defaults, and (c) provides adequate assurance of performance during the fully stated Term hereof of all of the terms, covenants and provisions of this Lease to be performed by Lessee. In no event after the assumption of this Lease shall any then existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth for cure herein. Lessor's right to be compensated for damages shall survive any rejection, assumption or assignment of this Lease. Adequate assurance of performance of this Lease shall include, without limitation, adequate assurance
(i) of the source of rent reserved hereunder, (ii) that any percentage rents, if applicable, or additional rent, if applicable, due hereunder will not decline from the levels anticipated, and (iii) the assumption of any permitted assignment of this Lease will not breach any provision hereunder. In the event of the filing of a petition under the Bankruptcy Code, Lessor shall have no obligation to provide Lessee with any services or utilities as herein required, unless Lessee shall have paid and be current in all payments of operating costs, utilities or other charges therefor.

14. CONDEMNATION. If the Premises or any portion thereof is taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are hereunder called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises is taken by condemnation, Lessee may, at Lessee's option, exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), or Lessor may at Lessor's option exercised by written notice to Lessee, terminate this Lease as of the date the condemning authority takes possession or title whichever first occurs. If Lessee or Lessor do not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the promises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, which are attributable to the improvements only, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. BROKER'S FEE. Paragon holds $15,000,00 received from Lessee. Upon Lessee's execution of this Lease, Paragon shall receive ownership, possession, and control of such $15,000.00 as and for its broker's fee. In addition, the following commissions are to be paid monthly by Lessee to the respective broker ('the Monthly Commission Payments'):

                                            To Paragon           To Arbitare

 Commencing February 1, 1996
 through June 30, 1997 (17 mos,)             $ 2,500                $ 490

 Commencing July 1, 1997 through                -0-                 $ 490
 September 30, 1999

 Commencing October 1, 1999                     -0-                 $ 525
 through the remaining term of the
 Lease

The Monthly Commission Payments shall be paid directly by Lessee to the respective broker. The Monthly Commission Payments may be deducted from Lessee's monthly Base Rent payment only if paid concurrently with Lessee's monthly Base Rent payment. Lessor shall have no liability for brokers' fees or commissions due and payable pursuant to this paragraph.

         15.1 Lessor and Lessee agree that no further fee or commissions are owed or payable with respect to this Lease unless expressly set forth in a separate agreement executed between Lessor and the broker(s) named in Section
1.1.4 above, which fee or commission shall be paid in accordance with the terms of such agreement.

         15.2 Lessee represents to Lessor that no broker or sales agent other than the broker named in Section 1.1.4 above is entitled to any commission or fee payable in connection with this Lease. Lessee agrees to indemnify and hold Lessor harmless from claims for fees or commissions which may become payable and which are claimed to have been incurred by reason of the act or omission of Lessee.

16.      ESTOPPEL CERTIFICATE.

         16.1 Each party (as "responding party") shall at any time upon not less than twenty (20) days prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing, which shall include such information as Lessor or any prospective purchaser or encumbrancer may reasonably require, including by way of illustration but not of limitation, (i) certification that this Lease is unmodified and in full force and effect (or, if modified, states the nature of such modification and certification that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledgment that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

         16.2 At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

         16.3 If Lessor desires to finance, refinance or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean The Flamingo Garcia's Joint Venture. In the event of any transfer of fee title to the Premises or any interest therein, Lessor and its joint venture partners (and in case of any subsequent transfers, then the grantor) shall be relieved from and after the date of such transfer of all liability with respect to Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding upon Lessor's successors and assigns, only during their respective periods of ownership.

         Lessee agrees that: (a) the obligations of Lessor, if any, under or with respect to this Lease do not constitute personal obligations of Lessor or of any of the directors, officers, partners or shareholders of Lessor; (b) Lessee and all persons and other entities claiming by, through or under Lessee shall look solely to Lessor's interests in the Premises, including any proceeds arising therefrom, and not to any other assets of Lessor or any of its officers, directors, partners or shareholders for satisfaction of any liability of Lessor in respect of this Lease; and (c) Lessee shall not seek recourse against any of such directors, officers, partners or shareholders or against any of their personal assets or any of Lessor's other assets for such satisfaction. The foregoing provisions do not expand or create new obligations of Lessee under this Lease. Lessor agrees that the obligations of Lessee do not constitute personal obligations of the Lessee's directors, officers, partners or shareholders, but they are the personal (corporate) obligations of Lessee and Lessee's guarantor.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the rate of eighteen percent (18%) per annum from the date due until paid.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned hereon. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither real estate broker listed in Section 1.1.4 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the Term of this Lease except as otherwise specifically stated in this Lease.

22. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted in Section 1.1.1 and 1.1.2 for the respective parties. Either party may by notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addressed as Lessor may from time to time hereafter designate by notice to Lessee. Notices given as required shall be deemed received within 72 hours after the same deposited in the U.S. mail.

23. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

24. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the Term hereof, such occupancy shall be a tenancy from month to month at double the last month's rental, upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

25. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

26. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

27. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee, this Lease shall bind the parties, their personal representatives, successors and assigns. To the extent practicable, this Lease shall be governed by the laws of the State of Arizona and any litigation concerning this Lease between the parties hereto shall be initiated in Maricopa County, Arizona.

28.      SUBORDINATION.

         28.1 This Lease, at Lessor's option, shall be subordinate to any mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease Is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         28.2 Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after the date of written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this Section 28.2.

         28.3 In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Lessor covering the Premises, the Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

29. RIGHT OF FIRST OFFER. During the term of this Lease and any extension or renewal thereof, provided that Lessee is not then in default hereunder, and as a condition precedent to any good faith sale or proposed sale by Lessor of any portion of the Premises ("the Affected Property"), Lessor shall give Lessee written notice of Lessor's intent to sell the Affected Property and the purchase price and all material terms of any listing of the Affected Property or any offer Landlord may have received to purchase the Affected Property, and Lessee shall thereafter have the right to purchase the Affected Property for the same purchase price and upon the same material terms as set forth in such written notice from Lessor to Lessee. Lessee may then exercise its right of purchase by giving Lessor written notice thereof received by Lessor within fourteen (14) days after the date Lessee receives the aforementioned written notice from Lessor together with a refundable earnest money deposit in the amount of Fifty Thousand Dollars ($50,000.00) in cash or certified funds. If Lessee timely exercises its right of purchase as provided herein, the parties shall forthwith and in good faith set up an escrow account and execute all documents necessary to complete a sale of the Affected Property to Lessee upon the accepted terms. If Lessee chooses not to exercise its right of purchase as provided herein, Lessor may thereafter sell the Affected Property upon the terms offered to Lessee or on terms more favorable to Lessor than those offered to Lessee or for a purchase price which is not less than ninety-seven and one-half percent (97.5%) or more than the price offered to Lessee without any further obligation to Lessee pursuant to this paragraph; provided, however, that Lessor may not thereafter sell the Affected Property for less than ninety-seven and one-half percent (97.5%) of the purchase price offered to Lessee or upon material terms, which are materially less favorable to Lessor than were offered to Lessee unless and until Lessor again complies with the provisions of this paragraph by written notice to Lessee that Lessee may have the opportunity to purchase the Affected Property upon the same terms. If the Affected Property has not been placed in escrow within twelve (12) months from the date of the expiration of the aforesaid fourteen (14) day period, the Affected Property must be offered to Lessee again. For purposes of this Article, a "sale" or "purchase" of the property shall mean the transfer or conveyance, or a contract or option for the transfer or conveyance, of title to the Affected Property. Neither party shall record this Lease or a memorandum thereof reflecting the rights granted herein. Should Lessee not exercise its right as hereinbefore set forth, Lessee agrees to execute such documents, instruments, or writings as Lessor may reasonably require in order to confirm Lessee's election not to exercise its right of first refusal. Lessee agrees to execute such document, instrument or writing within seven (7) days after the date of Lessee's receipt of such document, instrument or writing. Should Lessor not have received such document, instrument or writing within said seven (7) day period, then Lessor may send a second notice requiring Lessee to execute such document, instrument or writing. Should Lessor not have received such document, instrument or writing duly executed by Lessee within five (5) days from Lessee's receipt thereof, then and in such event, Lessee agrees to indemnity and hold Lessor free and harmless from any loss, liability, cost, or expense, including reasonable attorneys' fees, should Lessee fail or refuse so to do.

30. ATTORNEYS FEES. If either party brings an action to enforce the terms hereof or declares rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

31. LESSOR'S ACCESS. Lessor or Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Lessor may deem necessary or desirable. To the extent Lessor commences alteration or repair work, Lessor shall make reasonable efforts to avoid disruption of Lessee's restaurant business. Lessor may, at any time, place on or about the Premises or the Building any ordinary "For Sale" signs, and Lessor may at any time during the last 120 days of the Term place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this Section shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

32. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary of this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

33. SIGNS. Lessee shall not place any sign upon the Premises without Lessor's prior written consent which may be given or withheld in Lessor's reasonable discretion. Under no circumstances shall Lessee place a sign on any roof of the Premises. Subject to the foregoing, Lessor shall support Lessee's application for signs to the appropriate county authorities, as well as Lessee's application to Nevada Power to place signage in the Nevada Power easement. All expenses concerning such applications shall be borne exclusively by Lessee.


34. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

35. CONSENTS. Except as otherwise specified in this Lease, wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld or delayed.

36. GUARANTOR. In the event there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

37. QUIET POSSESSION. Upon Lessee's paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire Term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution Is binding upon all parties holding an ownership interest in the Premises.

38. SECURITY MEASURES. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Premises or any portion thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth In Section 4.4 above.

39. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

40. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

41. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

42. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

43. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

44. INABILITY TO PERFORM. This lease and the obligations of Lessee hereunder shall not be affected or impaired because the Lessor is unable to fulfill any of its obligations hereunder or is delayed in doing so if such inability or delay is caused by reason of strike, labor troubles, acts of God or any other cause beyond the reasonable control of Lessor.

45. LESSOR'S RESERVED RIGHTS. All exterior walls and windows bounding the Premises, and all space located within the Premises for public building stairs, elevator shafts, fire towers, flues, vents, stacks, pipe shafts, vertical ducts, conduits, electric and all other utilities, air conditioning, sinks or other building facilities, the use thereof and all access thereto through the Premises for operation, maintenance, repair or replacement thereof, and all other appurtenant rights, are reserved to Lessor. Lessor further reserves the right from time to time, without unreasonable interference with Lessee's use, to install, remove or relocate any of the foregoing to locations which will not materially interfere with Lessee's use of the Premises; to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises; to make alterations or additions to the Premises.

46. RENTABLE SQUARE FEET. The rentable square feet of the Premises is computed by measuring the exterior finish of permanent outer walls of the building to the centerline of the hallway or public corridors and to the centerline of partitions or other party walls which separate the Premises from adjoining rentable areas, with no deduction for columns and projections necessary to the building structure,

47. WINDOW COVERING. Lessee may install, at Lessee's expense, ordinary window coverings in the Premises such as blinds, drapes, etc. However, Lessee may not install window film or similar tinting material without Lessor's written consent.

48.     HAZARDOUS MATERIALS.

         48.1 DEFINED TERMS. "Environmental Laws" means any one of the following: Comprehensive

Environmental Response, Compensation and Liability Act; Resource Conservation and Recovery Act; Solid Waste Disposal Act; National Environmental Policy Act; Endangered Species Act; Toxic Substances Control Act; Safe Drinking Water Act; Clean Water Act; Nevada Hazardous Waste Management Act; Nevada Environmental Quality Act: Superfund Amendments and Reauthorization Act; regulations promulgated under each such Act; and any other laws or regulations now in effect or hereinafter enacted including any applicable state or local environmental legislation such as, but not limited to, any so called "Superfund" or "Superlien" laws, or any applicable regulations regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic, or dangerous waste, substance or material, including asbestos or any substance or compound containing asbestos, and any other hazardous, toxic or dangerous substance or material specifically defined in such regulations. "Hazardous
Material" means and includes, but is not limited to, any hazardous substance, pollutant, contaminant, or regulated substance defined in the Environmental Laws.

         48.2 COMPLIANCE WITH ENVIRONMENTAL LAWS. Lessee shall, at Lessee's own expense, comply with all present and hereinafter enacted Environmental Laws, and any amendments thereof, affecting Lessee's operation on the Premises.

        48.3 NOTIFICATION. Lessee shall immediately notify Lessor of any of the following: (i) any correspondence or communication from any governmental entity regarding the application of Environmental Laws to the Premises or Lessee's operation on the Premises; (ii) any change in Lessee's operation on the Premises that will change or has the potential to change Lessee's or Lessor's obligation or liabilities under the Environmental Laws.

        48.4 INDEMNITY. Lessee shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises by Lessee, its agents, employees, contractors, or invitees, without the prior written consent of Lessor (which Lessor shall not unreasonably withhold as long as Lessee demonstrates to Lessor's reasonable satisfaction that such Hazardous Material is necessary or useful to Lessee's business and will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Materials so brought upon or used or kept in or about the Premises). If Lessee breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises caused or permitted by Lessee results in contamination of the Premises, or if contamination of the Premises by Hazardous Material otherwise occurs for which Lessee is legally liable to Lessor for damage resulting therefrom, the Lessee shall indemnify, defend and hold Lessor harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises, damages for the loss or restriction of use of rentable or usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of space in the Project, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Term as a result of such contamination. This indemnification of Lessor by Lessee includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or groundwater on or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused or permitted by Lessee results in any contamination of the Premises, Lessee shall promptly take all actions at its sole expense as are necessary to return the Premises to the condition existing prior to the introduction of any such Hazardous Material to the Premises; provided that Lessor's written approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises. Lessee's failure to comply with the terms of this paragraph shall be restrainable by injunction.

49. EXHIBITS. All exhibits which are attached hereto are incorporated herein by reference.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

LESSOR

FLAMINGO RESTAURANT JOINT VENTURE, an
Arizona joint venture

BY /s/ Sam Nocifera, President
   ---------------------------
         Sam Nocifera, its authorized agent




 LESSEE:

 PERFORMANCE RESTAURANTS OF NEVADA,
 INC., a Nevada corporation

 By /s/ James W. Brown
    -------------------
          Its Secretary

STATE OF ARIZONA           )
                           ) ss.
County of Maricopa         )



      The foregoing instrument was acknowledged before me, the undersigned Notary Public, on this lst day of September, 1995, by Sam Nocifera, the authorized agent of FLAMINGO RESTAURANT JOINT VENTURE, an Arizona joint venture.

                                        /s/ Barbara H. Holt
                                        ----------------------------------------
                                        Notary Public


My Commission Expires:

1/16/96
- --------------------



STATE OF ARIZONA           )
                           ) ss.
County of Maricopa         )

         The foregoing instrument was acknowledged before me, the undersigned Notary Public, on this 1st day of September, 1995, by James W. Brown, the secretary of PERFORMANCE RESTAURANTS OF NEVADA, INC., a Nevada corporation, for and on behalf of the corporation.

                                        /s/ Barbara H. Holt
                                        ----------------------------------------
                                        Notary Public


My Commission Expires:

1/16/96
- --------------------

                                   EXHIBIT "A"

That portion of the Southeast Quarter (SE 1/4) of the Southeast Quarter (SE 1/4) of Section 15, Township 21 South, Range 61 East, M.D.M., more particularly described as follows:

Lot Two (2) as shown by map thereof on file in File 31 of Parcel Maps, page 46, record June 3, 1980 as Document No. 1194617, Official Records.

TOGETHER WITH AND RESERVING THEREFROM the east 15 feet of the South 50 feet of Lot One (1) of Parcel Map in File 31 of plats, page 46; the East 15 feet of Lot Two (2) of Parcel Map in File 31 of plats, page 46; and the West 15 feet of the South 1560.02 feet of Lot three (3) of Parcel Map in File 31 of plats, page 46, with right of ingress and egress for roads, pubic utilities and purposes incidental thereto as disclosed by Instrument No. 1486092.

Memo:    Property Address:  1030 E. Flamingo Rd., Las Vegas, NV

All personal property, furniture, fixtures, and equipment situated on or In the Premises on the Commencement Date













                                   Exhibit "B"